UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2006
DEL MONTE FOODS COMPANY
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Market @ The Landmark
San Francisco, California		94105

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (415) 247-3000
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On August 15, 2006, Del Monte Corporation (“DMC”), a wholly-owned subsidiary of Del Monte Foods Company (“DMFC”), entered into an Amendment No. 3 (the “Amendment”) to the Credit Agreement dated as of February 8, 2005 among DMC, DMFC and the lender parties thereto and as previously amended as of January 20, 2006 and May 19, 2006 (as amended through and including August 15, 2006, the “Amended Credit Agreement”). Pursuant to the Amendment, DMC exercised a portion of the accordion feature set forth in Section 2.14 of the Amended Credit Agreement in order to borrow an additional $100.0 million in Term B loans under the Amended Credit Agreement. The proceeds (net of fees and expenses) of the borrowing were used to reduce the then-outstanding balance of DMC’s revolving credit facility under the Amended Credit Agreement. The new Term B loans will amortize on a pro rata basis with the existing Term B loans, and the other terms and conditions of the new Term B loans (including without limitation the applicable interest rate) are the same as the terms and conditions set forth in the Amended Credit Agreement applicable to the existing Term B loans. The interest rate applicable to all of the Term B loans under the Amended Credit Agreement, including the new Term B loans, is, at DMC’s option, either (a) the Base Rate, as defined in the Amended Credit Agreement, plus 0.50% per annum or (b) the Eurodollar Rate, as defined in the Amended Credit Agreement, plus 1.50% per annum.
     The foregoing description of the Amendment and the Amended Credit Agreement is qualified in its entirety by reference to the Credit Agreement, Amendment No. 1 to the Credit Agreement, Amendment No. 2 to the Credit Agreement, and the Amendment, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, to this Report.
     Banc of America Securities LLC acted as sole lead arranger and sole book running manager in connection with the new Term B loans under the Amendment. Bank of America, N.A. is sole initial lender with respect to the new Term B loans and is administrative agent for the Credit Agreement.
Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Report is incorporated by reference into this Item 2.03.
Section 7 – Regulation FD
Item 7.01. Regulation FD Disclosure
The information contained in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On August 15, 2006, Del Monte Foods Company announced via press release that Del Monte Corporation, a wholly-owned subsidiary of Del Monte Foods Company, had completed the borrowing described in Item 1.01 above. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit	Description

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005) (the “Credit Agreement”)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)

**10.4	Amendment No. 3 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated August 15, 2006 to the Credit Agreement

**99.1	Del Monte Foods Company Press Release dated August 15, 2006

**	filed or furnished herewith, as applicable

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: August 15, 2006	By:	/s/ James Potter

Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Credit Agreement, dated as of February 8, 2005, among Del Monte Corporation, as borrower, Del Monte Foods Company, as guarantor, certain lenders, Morgan Stanley Senior Funding, Inc., as Syndication Agent, JPMorgan Chase Bank, N.A., Harris Trust and Savings Bank and Suntrust Bank, as Co-Documentation Agents, Banc of America Securities LLC, Morgan Stanley Senior Funding Inc. and JPMorgan Securities, Inc. as Joint Lead Arrangers and Joint Book Managers and Bank of America, N.A., as Administrative Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed February 11, 2005 with respect to events of February 8, 2005) (the “Credit Agreement”)

10.2	Amendment No. 1 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated January 20, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed January 24, 2006)

10.3	Amendment No. 2 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated May 19, 2006 to the Credit Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed May 24, 2006)

**10.4	Amendment No. 3 among Del Monte Corporation, Del Monte Foods Company and the lender and agent parties thereto dated August 15, 2006 to the Credit Agreement

**99.1	Del Monte Foods Company Press Release dated August 15, 2006

**	filed or furnished herewith, as applicable

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